UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

Unwired Planet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Seaport Boulevard

Redwood City, California 94063

(Address of Principal Executive Offices) (Zip Code)

(650) 480-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2012, the board of directors of Unwired Planet, Inc. (“Unwired Planet”) approved the following compensation arrangements for Michael Mulica, the chief executive officer of Unwired Planet, in recognition of his leadership and contributions in connection with the sale of the Mediation and Messaging product businesses of Unwired Planet consummated on April 30, 2012:

•	a cash bonus payment of $300,000; and

•

a restricted stock unit award for 200,000 shares of common stock of Unwired Planet, which shall vest annually in two equal installments over two years beginning on the first anniversary of the grant date, May 7, 2012, subject to continued service through each vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unwired Planet, Inc.

	By:	/s/ Elizabeth K. Rushforth
Dated: May 11, 2012	Name:	Elizabeth K. Rushforth
	Title:	Vice President and General Counsel